As filed with the Securities and Exchange Commission on August 8, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21725
Tortoise Energy Capital Corporation
(Exact name of registrant as specified in charter)
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Address of principal executive offices) (Zip code)
David J. Schulte
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Name and address of agent for service)
913-981-1020
Registrant’s telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: May 31, 2005

Item 1. Report to Stockholders.

Company at a Glance
•	A closed-end investment company investing primarily in equity securities of Master Limited Partnerships (“MLPs”) operating energy infrastructure assets

•	Objectives: Yield, Growth, Quality
About Master Limited Partnerships
MLPs are limited partnerships whose interests are traded in the form of units on public exchanges such as the New York Stock Exchange, the NASDAQ and the American Stock Exchange. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs on the market, mostly in industries related to energy, natural resources, and real estate.
Tortoise Energy Capital Corporation’s Investment Objective: Yield, Growth and Quality
Tortoise Capital invests primarily in MLPs in the energy infrastructure sector. Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions paid to stockholders and dividend growth. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas, and refined products from production points to the end users. Our investments are primarily in midstream and pipeline operations, which produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.
A Tortoise Capital Investment Versus a Direct Investment in MLPs
The Company provides its stockholders with an efficient alternative to investing directly in MLPs. A direct investment in an MLP offers the opportunity to receive an attractive distribution that is approximately 80% tax deferred with a low correlation to stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Capital is structured as a C Corporation— accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.
Additional features of Tortoise Capital include:
•	One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

•	The ability to access investment grade credit markets to enhance the portfolio size and dividend rate, and

•	Access to direct placements and other investments not available through the public markets.

July 22, 2005
Dear Fellow Stockholders,
Thank you for your investment in Tortoise Energy Capital Corporation. We appreciate the confidence and trust you have placed in the management team at Tortoise Capital Advisors. This report is for the brief period from inception through the end of our fiscal quarter May 31, 2005, which is also the day we received proceeds from the initial public offering and commenced operations.
Investment Goals
Our goal is to provide our stockholders with a high level of total return with an emphasis on current dividends. We seek to achieve this goal by investing in a portfolio of equity securities issued by MLPs and their affiliates in the energy infrastructure sector, including direct investments in MLPs to fund their growth initiatives.
Energy infrastructure MLPs transport, store and process hydrocarbon natural resources from production points to end users. Our investments are primarily in energy pipelines and processing operations which produce steady cash flows with lower direct exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector, together with our disciplined, long-only investment approach, we endeavor to generate a predictable and increasing dividend stream for our stockholders.
We expect that upon full investment of the proceeds of our IPO (approximately $379 million) and ensuing offerings of debt and preferred stock, we will be able to pay a dividend of approximately 6% on the IPO price of $25.00. Until then, the dividends will reflect the progress that we make towards our goal of full investment, and should not be annualized by investors. As of today, we have invested, or committed to invest, approximately $185 million.
In Conclusion
With the strength of the energy infrastructure sector and the innovative investment structure pioneered by Tortoise Capital Advisors, we believe Tortoise Capital is well positioned to deliver Yield, Growth and Quality to its stockholders. We will communicate with you regularly through quarterly reports, conference calls and press releases. In addition, we invite you to visit our website at www.tortoiseadvisors.com for the latest updates.
Sincerely,
The Managers of
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte
...Steady Wins™

Schedule of Investments (Unaudited)

	May 31, 2005
	Principal
	Amount	Value

Short-Term Investments—168.28%

U.S. Treasury Bills—68.04%+ 2.83%, 06/15/2005	227,247,000	227,000,437

Discount Notes—90.52%+
Federal Home Loan Discount Note, 2.82%, 06/01/2005	302,020,000	302,020,000

	Shares
Investment Companies—9.72%+
First American Prime Obligations Money Market Fund—Class Z	16,220,823	16,220,823
First American Treasury Obligations Money Market Fund—Class Z	16,220,823	16,220,823

		32,441,646

Total Short-Term Investments (Cost $561,462,083)		561,462,083

Total Investments—168.28%+ (Cost $561,462,083)		561,462,083

Payable for Investments Purchased—(68.04%)+		(227,000,437)
Other Liabilities in Excess of Other Assets—(0.24%)+		(813,999)

Total Net Assets Applicable to Common Stockholders—100.00%+		$333,647,647

The identified cost of investments owned at May 31, 2005 was the same for federal income tax and financial statement purposes.
Footnotes and Abbreviations
+Calculated as a percentage of net assets applicable to common stockholders.
See Accompanying Notes to the Financial Statements.

Statement of Assets & Liabilities (Unaudited)

May 31, 2005
Assets
Investments at value (cost $561,462,083)	$561,462,083
Interest receivable	2,418

Total assets	561,464,501

Liabilities
Payable to Adviser	35,558
Payable for investments purchased	227,000,437
Accrued expenses and other liabilities	780,859

Total liabilities	227,816,854

Net assets applicable to common stockholders	$333,647,647

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 14,022,530 shares issued and outstanding (100,000,000 shares authorized)	$14,023
Additional paid-in capital	333,768,301
Accumulated net investment loss	(134,677)

Net assets applicable to common stockholders	$333,647,647

Net Asset Value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$23.79

See Accompanying Notes to the Financial Statements.

Statement of Operations (Unaudited)

May 31, 2005(1)
Investment Income
Interest	$26,161

Total Investment Income	26,161

Expenses
Advisory fees	8,255
Professional fees	902
Administrator fees	632
Directors’ fees	96
Other expenses	953

Net Expenses	10,838

Net Investment Income	15,323

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$15,323

(1)	The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005; thus amounts shown here are for a one-day period.
See Accompanying Notes to the Financial Statements.
Statement of Changes in Net Assets (Unaudited)

May 31, 2005(1)
Operations
Net investment income	$15,323

Net increase in net assets applicable to common stockholders resulting from operations	15,323

Capital Share Transactions
Proceeds from initial public offering of 14,000,000 common shares	350,000,000
Underwriting discounts and offering expenses associated with the issuance of common shares	(16,755,580)

Net increase in net assets applicable to common stockholders from capital share transactions	333,244,420

Total increase in net assets applicable to common stockholders	333,259,743
Net Assets
Beginning of period	387,904

End of period	$333,647,647

Accumulated net investment loss at the end of the period	$(134,677)

(1)	The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005; thus amounts shown here are for a one-day period.
See Accompanying Notes to the Financial Statements.

Financial Highlights (Unaudited)

May 31, 2005(1)
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	25.00
Underwriting discounts and offering costs on issuance of common shares	(1.21)
Income from Investment Operations:
Net investment income(3)	—

Total increase from investment operations	—

Net Asset Value, end of period	$23.79

Per common share market value, end of period	$24.69
Total Investment Return Based on Market Value(4)	(1.24)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$333,648
Ratio of expenses to average net assets(5):	1.19%
Ratio of net investment income to average net assets(5):	1.68%
(1)	The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005; thus amounts shown here are fora one-day period.

(2)	Information presented relates to a share of common stock outstanding for the period.

(3)	The amount is less than $0.01 per share.

(4)	Not annualized.

(5)	Annualized for periods of less than one full year.
See Accompanying Notes to the Financial Statements.

Notes to Financial Statements (Unaudited)
May 31, 2005
1. Organization
Tortoise Energy Capital Corporation (the “Company”) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current cash distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The company received the proceeds of its initial public offering and commenced operations on May 31, 2005. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYY.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company intends to own securities that are listed on a securities exchange. The Company will value those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 50% of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating. As of May 31, 2005, the Company owned no restricted or fair valued securities.
The Company generally will value short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

Notes to Financial Statements (Unaudited)
(Continued)
C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses will be reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income will be recorded on the ex-dividend date.
D. Dividends to Stockholders
Dividends to stockholders will be recorded on the ex-dividend date. The character of dividends made during the year from net investment income, net realized gains, or other sources may differ from their ultimate characterization for federal income tax purposes.
E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company intends to invest its assets primarily in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company will report its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income in either the carryback or carryforward period under the tax law.
F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organization expenses, which are expensed as incurred and are reported in the accompanying Statement of Operations. Offering costs related to the issuance of common stock are charged to additional paid-in capital when the shares are issued.
G. Indemnifications
Under the Company’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnifications to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Unaudited)
(Continued)
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its stockholders. Under normal circumstances, and once fully invested in accordance with its investment objective, the Company will have at least 80% of its net assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector. The Company will invest solely in entities organized in the United States. The Company will invest at least 80% of its total assets (including assets to be obtained through anticipated leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Company will not invest more than 15% of its total assets in any single issuer as of the time of purchase. The Company may invest up to 20% of its total assets in debt securities, including securities rated below investment grade. Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. and at least B- by Standard & Poor’s Ratings Group at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality. In determining application of these policies, the term “total assets” includes assets to be obtained through anticipated leverage.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, for the twelve months following the commencement of the Company’s operations, the Company will pay the Adviser a fee equal to an annual rate of 0.90% of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares (“Managed Assets”), if any, in exchange for the investment advisory services provided. Following the first twelve months of operations, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company’s Managed Assets.
As of May 31, 2005, the Company owes the Adviser $27,303 for costs incurred in connection with the Company’s registration statement, offering of common shares, and organization of the Company.
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company’s Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $45,000.
Computershare Investor Services, LLC will serve as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
U.S. Bank N.A. serves as the Company’s custodian. The Company will pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company’s Managed Assets and 0.01% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.

Notes to Financial Statements (Unaudited)
(Continued)
5. Income Taxes
As of May 31, 2005, the Company has recorded a net deferred income tax asset and related tax benefit in the amount of approximately $52,000 related to organization costs incurred by the Company, which are expensed as incurred for financial reporting purposes, and amortizable over 180 months for income tax purposes. However, the Company has recorded an equal and offsetting valuation allowance against its deferred income tax asset and related tax benefit, since the Company has not developed a history of taxable income, based on available evidence.
6. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 14,022,530 common shares outstanding at May 31, 2005. Transactions in common shares were as follows:

Beginning shares	22,530
Shares sold through initial public offering	14,000,000

Shares at May 31, 2005	14,022,530

7. Subsequent Events
On June 30, 2005 and July 7, 2005, the Company issued 1,250,000 and 637,000 shares, respectively, of common stock as a result of the underwriters exercising a portion of the over-allotment option granted to them in connection with the initial public offering of common stock. These transactions amounted to an increase of $45,004,950 to the Company’s net assets attributable to common stockholders. Total shares outstanding after exercise of the option are 15,909,530.

Additional Information (Unaudited)
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise Capital’s actual results are the performance of the portfolio of stocks held by Tortoise Capital, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of Tortoise Capital will trade in the public markets and other factors discussed in Tortoise Capital’s periodic filings with the U.S. Securities and Exchange Commission.
Proxy Voting Policies
A description of the policies and procedures that Tortoise Capital uses to determine how to vote proxies relating to portfolio securities owned by Tortoise Capital and information regarding how Tortoise Capital voted proxies relating to the portfolio of securities during the period is available to stockholders without charge, upon request (i) by calling Tortoise Capital at (913) 981-1020 or toll-free at 1-800-727-0254; and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The Company’s Form N-Q and statements of additional information are available without charge upon request by calling the Company at 1-800-727-0254 or by visiting the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the Company’s Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Review and Approval of Advisory Agreement
At a meeting of the Board of Directors of Tortoise Capital held on April 15, 2005, the directors who are not “interested persons” (as defined in the 1940 Act) (the “Independent Directors”), considered and approved an advisory agreement (the “Advisory Agreement”) with Tortoise Capital Advisors, LLC (the “Adviser”). In considering the Advisory Agreement, the Independent Directors reviewed materials furnished by the Adviser and met with senior personnel of the Adviser. In addition, the Independent Directors considered the following factors in making its determination.
Analysis of the Nature, Extent and Quality of the Services to Be Provided by the Adviser
The Independent Directors reviewed the history, reputation, qualification and background of the Adviser and that of the Adviser’s investment committee, team of analysts and other employees who would be responsible for Tortoise Capital’s investment program. In particular, the Independent Directors considered the performance of Tortoise Energy Infrastructure Corporation. The Independent Directors concluded that the unique nature of the fund and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as Tortoise Capital’s Adviser. Further, the Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of Tortoise Capital. The Independent Directors also noted the reliance of the Adviser on the personnel and resources of affiliates and the fact that the Adviser intended to commit additional resources, including additional personnel, to meeting the increased needs of its clients, including Tortoise Capital.
Analysis of Adviser’s Performance, Costs of Services and Adviser’s Profitability and Economies of Scale
In its discussion of the Advisory Agreement, the Independent Directors reviewed the performance of Tortoise Energy Infrastructure Corporation, the other registered investment company advised by the Adviser. The Independent Directors also reviewed the advisory fees charged to other accounts of the Adviser, including the varying fees charged for different types of investments, and the fees charged by other advisors to closed-end funds with similar investment objectives and policies as Tortoise Capital. In reviewing the comparative fee information, the Independent Directors concluded that the Advisory Agreement provided a fee structure that was (i) at least as favorable to Tortoise Capital as the fee structure for private accounts managed by the Adviser (assuming these private accounts consisted of the asset structure anticipated for Tortoise Capital), and (ii) more favorable to Tortoise Capital than the fees charged by other advisors managing assets for entities like Tortoise Capital. The Independent Directors also considered the likely profitability of the Adviser under the Advisory Agreement. Based on this analysis, the Independent Directors concluded that the fees and the expense ratios that Tortoise Capital is paying under the Advisory Agreement are reasonable given the quality of services expected to be provided under the Advisory Agreement and that such fees and ratios are comparable to, and in most cases lower than, the fees charged by advisors to comparable funds. While the Independent Directors recognized the benefit to the Adviser of some economies of scale, it also concluded that the Adviser would need to incur additional expenses to provide Tortoise Capital the required services.

Review and Approval of Advisory Agreement
(Continued)
Conclusion
The Independent Directors did not consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser will not employ such arrangements in rendering advisory services to Tortoise Capital. The Independent Directors did not identify a single factor or piece of information that was determinative or controlling in its analysis. Instead based on the totality of the information presented, the Independent Directors unanimously concluded that the terms of the Advisory Agreement were fair and reasonable and that the approval of the Advisory Agreement was in the best interests of Tortoise Capital.

Investment Adviser	CUSTODIAN
Tortoise Capital Advisors, L.L.C.	U.S. Bank, N.A.
10801 Mastin Boulevard, Suite 222	425 Walnut Street
Overland Park, KS 66210	Cincinnati, OH 45202
p: (913) 981-1020
f: (913) 981-1021	LEGAL COUNSEL
www.tortoiseadvisors.com	Blackwell Sanders Peper Martin LLP
4801 Main Street, Suite 1000
Executive Management of	Kansas City, MO 64112
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer	INDEPENDENT REGISTERED
Zachary A. Hamel	PUBLIC ACCOUNTING
Kenneth P. Malvey	Ernst & Young LLP
Terry Matlack	One Kansas City Place
David J. Schulte	1200 Main Street
Kansas City, MO 64105
Board of Directors of
Tortoise Energy Capital Corporation	TOLL FREE TELEPHONE NUMBER
1-800-727-0254
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.	WEBSITE
www.tortoiseadvisors.com
Terry Matlack
Tortoise Capital Advisors, L.L.C.	CORPORATE ADDRESS
Tortoise Energy Capital Corporation
Conrad S. Ciccotello	10801 Mastin Boulevard, Suite 222
Independent	Overland Park, KS 66210
(913) 981-1020
John R. Graham Independent
Charles E. Heath	STOCK SYMBOL
Independent	Listed NYSE Symbol: TYY

ADMINISTRATOR	STOCKHOLDER COMMUNICATION
U.S. Bancorp Fund Services, L.L.C.	AND ASSISTANCE
615 East Michigan Street	(913) 981-1020
Milwaukee, WI 53202	www.tortoiseadvisors.com

TRANSFER AGENT Computershare Investor Services, L.L.C. 2 North LaSalle Street Chicago, IL 60602	This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
A. Not applicable for semi-annual reports.
B. None.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
			Shares (or Units)	Value) of Shares
	(a)		Purchased as Part	(or Units) that May
	Total Number of	(b)	of Publicly	Yet Be Purchased
	Shares (or Units)	Average Price Paid	Announced Plans or	Under the Plans or
Period	Purchased	per Share (or Unit)	Programs	Programs
Month #1 12/1/04-12/31/04	0	0	0	0
Month #2 1/1/05-1/31/05	0	0	0	0

1

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
			Shares (or Units)	Value) of Shares
	(a)		Purchased as Part	(or Units) that May
	Total Number of	(b)	of Publicly	Yet Be Purchased
	Shares (or Units)	Average Price Paid	Announced Plans or	Under the Plans or
Period	Purchased	per Share (or Unit)	Programs	Programs
Month #3 2/1/05-2/28/05	0	0	0	0
Month #4 3/1/05-3/31/05	0	0	0	0
Month #5 4/1/05-4/30/05	0	0	0	0
Month #6 5/1/05-5/31/05	0	0	0	0
Total	0	0	0	0
Item 10. Submission of Matters to a Vote of Security Holders.
No such applicable matters were voted on during the period covered by this report.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d)) that occurred during the Registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

DD(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

DD(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Capital Corporation

By (Signature and Title)*	/s/ David J. Schulte,

David J. Schulte, President

Date	August 5, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Schulte

David J. Schulte, President

Date	August 5, 2005

By (Signature and Title)*	/s/ Terry C. Matlack, Treasurer

Terry C. Matlack, Treasurer

Date	August 5, 2005

*	Print the name and title of each signing officer under his or her signature.

3